UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2005

WESTCOAST HOSPITALITY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Washington	001-13957	91-1032187

(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

201 W. North River Drive Suite 100 Spokane, Washington	99201

(Address of Principal Executive Offices)	(Zip Code)

(509) 459-6100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

ITEM 2.02 Results of Operations and Financial Condition

On February 10, 2005, the registrant issued a press release setting forth its fourth quarter 2004 and year ended 2004 financial results. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

ITEM 9.01. Financial Statements and Exhibits

(c) Exhibits.

The following exhibit is furnished pursuant to Item 2.02 hereof:

Exhibit No.	Exhibit
99.1	Press release dated February 10, 2005 reporting fourth quarter 2004 and year ended 2004 financial results

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTCOAST HOSPITALITY CORPORATION (Registrant)

/s/ Anupam Narayan Executive Vice President, Chief Investment Officer and Chief Financial Officer (Signature)

February 10, 2005 (Date)

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	Press release dated February 10, 2005 reporting fourth quarter 2004 and year ended financial results.